UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

    FORM 8-K
    CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF
    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           July 19, 2007


V.F. Corporation
(Exact Name of Registrant as Specified in Charter)


Pennsylvania                         1-5256                 23-1180120
(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)


105 Corporate Center Boulevard                              27408
Greensboro, North Carolina
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code          336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

         On July 19, 2007, VF Corporation issued a press release setting forth its second-quarter 2007 earnings. A copy of VF's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

             The following is furnished as an exhibit to this report:

    99       VF Corporation press release dated July 19, 2007.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       V.F. CORPORATION
                                       ----------------
                                         (Registrant)



                                         By:     /s/ Robert K. Shearer
                                            ---------------------------------
                                         Robert K. Shearer
                                         Senior Vice President & Chief
                                         Financial Officer
                                         (Chief Financial Officer)


Date:  July 19, 2007

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

       99.1       VF Corporation press release dated July 19, 2007.